Investor Presentation May 2022

centerspacehomes.com 2 SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value-add and redevelopment opportunities, the failure of our property acquisitions and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10- K for the period ended December 31, 2021. We assume no obligation to update or supplement forward- looking statements that become untrue due to subsequent events.

centerspacehomes.com 3 Strong Operating Results Driven by Consistent Occupancy and Accelerating Rent Growth ▪ Same-store lease over lease growth was 6.9% in Q1 compared to 5.8% in Q4 2021 and 0.7% in Q1 2021 ▪ Same-store renewal lease growth accelerated to 9.6% in Q1 compared to 7.8% in Q4 2021 and 4.0% in Q1 2021 ▪ Total revenue growth was 7.8% in Q1 leading to a Core FFO of $0.98 for Q1 2022 Acquisition and Disposition Activity ▪ January 2022 acquisitions of 4 communities in Minneapolis, Minnesota consisting of 397 homes for an aggregate purchase price of $114.5 million ▪ December 2021 acquisition of 176 homes in Denver, Colorado for an aggregate purchase price of $63.0 million ▪ September 2021 acquisition of 2,696 homes in Minneapolis and St. Cloud for a purchase price of $374.0 million financed with issuance of convertible preferred operating partnership units and favorable long-term debt Operating Initiatives Progress to Enhance Customer Experience and Margin ▪ Optimizing new operating platform and deploying technology to enhance efficiencies and resident experience ▪ Value add opportunities include unit and common area renovations as well as adding amenities such as clubhouses, fitness centers, dog parks and package locker solutions Better Every Days Centerspace’s mission is to provide great homes for our residents, our teams, and our investors. It is about coming together for the benefit of everyone – something in which each and every member of our team believes. CENTERSPACE B u i l d i n g o n a S t r o n g F o u n d a t i o n

centerspacehomes.com 4 Differentiated Markets Unique Midwest/Mountain West footprint Internal Growth Opportunity Enhanced operating platform Value-Add Opportunity Deep value-add pipeline Balance Sheet Flexibility Strong balance sheet with sufficient liquidity to capitalize on future opportunities Experienced Leadership High caliber management and board executing a sound strategic plan COMPANY SNAPSHOT F o c u s e d o n G r o w t h i n M u l t i f a m i l y PORTFOLIO SUMMARY ▪ Founded in 1970, celebrating over 50 Years ▪ Apartment owner/operator with 14,838 homes ▪ Publicly traded since 1997 ▪ Portfolio transformation from diversified to focused multifamily from 2017-2019 ▪ Total capitalization of $2.7 billion(1) ▪ Added to the S&P SmallCap 600 Index in 2020 (1) See page 11 for breakdown 0% 50% 100% 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 Multifamily and Other % of Gross Real Estate Assets Multifamily Other

centerspacehomes.com 5 Region Homes Q1 Avg. Rev per Occ. Home(1) Denver, CO 1,888 $2,002 Minneapolis, MN (2) 5,293 $1,487 North Dakota 2,421 $1,185 Omaha, NE 1,370 $1,118 Rochester, MN 1,121 $1,601 St. Cloud, MN 1,524 $1,175 Other Mountain West(3) 1,221 $1,264 Total / Average 14,838 $1,428 (4) Multifamily Acquisitions and Dispositions Since 2017 % of NOI by Market – March 2022 vs 2017 (4) ▪ Acquired 32 new communities in our target markets for $1.3 billion ▪ $355 million in dispositions including 35 communities as we reduce our exposure to less efficient communities in lower- growth markets Percent of NOI by State (4) 5% 50% 3% 7% 22% 13% Denver Minneapolis St. Cloud Rochester Billings Bismarck Minot Rapid City Grand Forks Omaha Target Markets Nashville PORTFOLIO OVERVIEW D i f f e r e n t i a t e d P o r t f o l i o - S t r o n g M i d w e s t a n d M o u n t a i n M a r k e t s (1) Average monthly revenue per occupied home is defined as total rental revenues divided by the financial occupancy of apartment homes for the period (2) Includes recent 2022 acquisitions (3) Includes Rapid City, SD and Billings, MT (4) Including 2022 acquisitions using underwriting 0% 10% 20% 30% 40% Minneapolis Denver Rochester St. Cloud Omaha ND Market Other Mountain West 2022 2017

centerspacehomes.com 6 2022 FINANCIAL OUTLOOK F u l l Y e a r O u t l o o k Full Year 2021 YTD Actual Low High Mid-Point Earnings per Share $(0.47) $(0.68) $(0.37) $(0.11) $(0.24) Revenue $179,348 $46,891 7.00% 9.00% 8.00% Total Expenses $72,010 $19,215 5.50% 7.50% 6.50% NOI $107,338 $27,676 8.00% 10.00% 9.00% FFO per Share $3.54 $1.01 $4.26 $4.52 $4.39 Core FFO per Share $3.99 $0.98 $4.33 $4.57 $4.45 ▪ Same-store capital expenditures of $925 per home to $975 per home ▪ Value-add expenditures of $21.0 million to $24.0 million ▪ Investments of $114.5 due to the January 2022 acquisitions of four communities in Minneapolis, Minnesota

centerspacehomes.com 7 Occupancy Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 April 2022 94.7% 94.9% 94.3% 93.4% 93.9% 95.3% 0.7% 10.0% 10.8% 10.8% 6.9% 11.5% 4.0% 5.6% 7.2% 7.8% 9.6% 9.5% 2.0% 7.5% 9.0% 6.4% 7.9% 10.8% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Apr-22 New Renewal Blended LEASING UPDATE L e a s i n g T r e n d s A c c e l e r a t e i n t o L e a s i n g S e a s o n

centerspacehomes.com 8 MSP and KMS T h e S e p t e m b e r 2 0 2 1 A c q u i s i t i o n o f 2 , 3 6 4 H o m e s i n M i n n e a p o l i s B r o u g h t O p p o r t u n i t i e s t o R e a l i z e S t r o n g M a r k e t R e n t G r o w t h -1.0% 4.9% 7.1% -1.3% 6.6% 15.5% Q4 2021 Q1 2022 Apr Same Store New Lease Rate Growth SS MSP KMS 7.1% 4.9% 4.7% 4.0% 9.2% 7.1% Q4 2021 Q1 2022 Apr Same Store Renewal Rate Growth SS MSP KMS 0.7% 4.9% 6.5% 0.9% 8.0% 15.4% Q4 2021 Q1 2022 Apr Same Store Blended Rental Rate Growth SS MSP KMS

centerspacehomes.com 9 Strong Operating Platform RISE BY 5 M a r g i n s C o n t i n u e t o I m p r o v e Same-Store communities continue to see NOI margin growth Buying Efficient Communities Communities acquired since 2018 have a weighted average margin of 57.2% Selling Inefficient Communities Communities sold since 2018 have a weighted average margin of 49.9% Dispositions NOI Margin % CapEx per Unit NCF Margin % Average Rent Weighted Average 49.9% $1,196 37.8% $818 Average Monthly Revenue/Home Includes rent and other income $992 $1,471 $1,271 Apr-18 Same-Store Pool Current Same-Store Pool Current Non- Same-Store Pool 55% 56% 57% 58% 59% 60% 61% 62% 63% 64% 65% (1) Gross Margin is calculated as revenue less controllable expenses as a % of revenue; controllable expenses include repairs & maintenance, utilities, administrative and marketing (2) When T12 not available, T3 annualized, or underwriting (3) Proforma including 2021 acquisitions Same-Store NOI Margin 4.1% increase in NOI margin Acquisitions(3) T12(2) NOI Margin % CapEx per Unit NCF Margin % Average Rent Weighted Average 57.9% $1,071 53.9% $1,334

centerspacehomes.com 10 Highlights VALUE-ADD OPPORTUNITY E n h a n c i n g P o r t f o l i o T h r o u g h R e n o v a t i o n P r o j e c t s ▪ Value-add opportunities to drive maximum revenue across the portfolio feature unit renovations, common areas, and adding amenities including clubhouses, fitness centers, dog park, outdoor kitchens, package locker solutions ▪ Enhancements improve asset position within the market, maintain competitive advantage and keep up with market demand New Regency Lobby (1) Does not include costs related to amenity or common area upgrades (2) Achieved premium is reflective of the completed and leased homes and does not include market rent changes Value-Add Program Connelly on Eleven Interior Update In-Unit Value-Add Results 2019 2020 2021 2022F Homes Completed 181 homes 404 homes 686 homes 739 homes Average Cost per Home (1) $12,331 $11,003 $14,259 $16,366 Average Rent Increase (2) $195 $191 $222 $223 Connelly on Eleven Original Interior Original Regency Lobby

centerspacehomes.com 11 $22,254 $42,305 $77,907 $53,125 $51,849 $116,000 $103,000 $85,000 $198,000 $25,000 $78,850 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Common Equity 64% Secured Debt 19% Unsecured Debt 13% Series C Preferred 3%Series D Preferred 1% Debt Summary Amount % of Total Wtd Avg Int Rate Wtd Avg Maturity Total Secured Debt 524,963,000 60% 3.45% 6. 07 Total Unsecured Debt 346,000,000 40% 3.56% 8.76 Private Placement 300,000,000 35% 3.12% 8.38 Line of Credit 46,000,000 5% 2.56% 3.50 Total Debt 870,963,000 100% 3.29% 7.14 Fixed Rate 870,963,000 100% 3.29% 7.14 Variable Rate 0 0% 0.00% 0.00 *Share price $98.12 as of 3/31/2022 BALANCE SHEET POSITIONED FOR GROWTH L a r g e P e r m a n e n t C a p i t a l B a s e , L o w M a t u r i t i e s t h r o u g h 2 0 2 5 , A c c e s s t o U n s e c u r e d D e b t a t I n v e s t m e n t G r a d e P r i c i n g $2.7B Total Capitalization $870M Total Debt $1.7B Common Equity $119M Preferred Equity % of Total Maturing 2.6% 4.9% 0.0% 9.0% 6.1% 6.0% 13.4% 11.8% 9.8% 22.8% 2.9% 9.1% 1.7% Weighted Average Interest Rate 3.9% 4.0% 0.0% 3.0% 3.7% 3.5% 3.1% 4.0% 2.6% 3.2% 2.7% 2.9% 2.8% $15,000

centerspacehomes.com 12 IMPROVEMENT IN PORTFOLIO Multifamily portfolio quality has improved since 2017 Multifamily portfolio quality has improved since 2017 through thoughtful capital allocation and creative deal structuring I m p r o v i n g P o r t f o l i o M e t r i c s t h r o u g h P o r t f o l i o Q u a l i t y , N A V p e r S h a r e a n d D i s t r i b u t a b l e C a s h G r o w t h ▪ Unique deal structures have provided a competitive advantage in the transaction market. Since 2017, CSR has invested $1.3 billion in Denver and Minneapolis using creative deal structuring Homes per Community Buildings 132 709 Avg Monthly Rent $980 Communities 100 % of NOI in Top-50 MSA 13% 2017 Homes 13,212 NOI Margin % 57.2% Homes per Community Buildings 179 519 Avg Monthly Rent $1, 312 Communities 83 % of NOI in Top-50 MSA 56% Today (1) Homes 14,838 NOI Margin % 57.0% (1) Including 2022 acquisitions using underwriting 57% 36% 7% Acquisition Structure Cash OP Unit Development

centerspacehomes.com 13 RECENT ACQUISITIONS F o c u s o n E x p a n d i n g o u r P o r t f o l i o i n T a r g e t M a r k e t s o f M i n n e a p o l i s a n d D e n v e r • A 130-home community built in 2021 • Conveniently located adjacent to Lake Nokomis and features walkability and connectivity to retailers • Amenities include fitness center, resort-style pool and community rooms • Studio, one, two-bedroom homes feature quartz countertops, tile backsplash, stainless steel appliances, full size washer and dryers, and ample closet space N O K O A P A R T M E N T S D E N V E R , C O / $ 6 3 . 0 M I L L I O N M A R T I N B L U A P A R T M E N T S M I N N E A P O L I S , M N / $ 4 8 . 0 M I L L I O N • A 176-home community built in 2019 • Conveniently located in the Golden Triangle neighborhood of Denver with close proximity to employment centers and amenities • Amenities include fitness center, sky lounge and business center • Studio, one and two-bedroom homes feature granite countertops, stainless steel appliances, high ceilings, custom cabinetry C I V I C L O F T S M I N N E A P O L I S , M N / $ 4 6 . 4 M I L L I O N • A 191‐home community built in 2015 • Part of portfolio transaction that was partially financed through the issuance of common operating partnership units • Conveniently located in Eden Prairie close to multiple employment centers and amenities • Amenities include fitness center, community room, pet washing station and sundeck • Studio, one and two-bedroom homes feature granite countertops, stainless steel appliances, built in desk and ample closet space

centerspacehomes.com 14 MINNEAPOLIS MARKET C O M M U N I T I E S : 3 2 / H O M E S : 5 , 2 9 3 ▪ 16th largest MSA in the nation ▪ 2.5% unemployment rate (1) ▪ #6 on U.S. News best places to live in the U.S. ▪ $83,698 median household income ▪ 24% projected population increase by 2035 ▪ 442,000 jobs to be added to the region by 2050 ▪ 18 Fortune 500 companies headquartered in Minnesota Market Highlights CSR Highlights (1) 11% 32%58% Location Urban Core Inner Ring Outer Ring 43% 57% Asset Class Class A Class B 56% 44% NOI as % of Market NOI from SS NOI from NSS 1% 96% Assets Subject to Rent Control Rent Control Non Rent Control (1) Based on Q1 NOI and Pro Forma 2022 Acquisitions

centerspacehomes.com 15 DENVER MARKET C O M M U N I T I E S : 6 / H O M E S : 1 , 8 8 8 ▪ 19th largest MSA in the nation ▪ 3.6% unemployment rate (1) ▪ #2 on U.S. News best places to live in the U.S. ▪ $83,289 median household income ▪ 6th fast growing state between 2010 and 2020 ▪ 804,100 jobs to be added to the region by 2050 ▪ 23 Fortune 1,000 companies headquartered in Colorado Market Highlights CSR Highlights (1) 79% 21% NOI as % of Market NOI from SS NOI from NSS 100% Asset Class Class A 47% 53% Location Urban Suburban (1) Based on Q1 NOI and Pro Forma Acquisitions

centerspacehomes.com 16 MARKET OVERVIEW S e c o n d a r y M a r k e t s S e e S t r o n g F u n d a m e n t a l s Region % of NOI(1) Population Market Units(2) Median HH Income Unemployment Rate(3) 3-Month Avg Job Growth(3) Median Home Value T12 Deliveries(4) Market Vacancy(5) Market Rent Growth(5) Under Construction(4) Minneapolis 34.1% 3,640,043 343,552 $83,698 2.4% 7.7% $349,509 10,940 6.1% 3.8% 15,021 Denver 22.2% 2,967,239 334,181 $85,641 4.0% 8.0% $563,161 10,162 6.7% 12.4% 20,614 Rochester 8.5% 221,921 13,748 $75,926 2.3% 7.6% $273,275 89 4.2% 6.4% 237 St. Cloud 6.8% 201,964 17,556 $66,076 3.0% 6.7% $249,720 150 2.5% 5.6% 235 Grand Forks (7) 4.7% 100,815 13,934 $57,301 2.7% 6.6% $218,234 23 6.0% 2.3% 0 Bismarck (7) 5.1% 128,949 12,356 $70,979 3.0% 7.3% $299,963 56 3.9% 3.8% 143 Billings (8) 5.3% 181,667 8,715 $60,962 2.7% 5.7% $299,055 0 2.4% 10.7% 102 Minot (7) 3.4% 75,713 8,797 $71,343 3.0% -8.0% $201,393 56 3.9% (6) 3.8% (6) 0 Lincoln 7.2% 336,374 35,115 $61,539 2.1% 6.6% $243,501 116 2.8% 7.6% 721 Omaha 7.2% 949,442 81,150 $70,373 2.7% 6.0% $236,619 1,033 4.6% 7.0% 2,449 Rapid City (8) 2.7% 142,107 8,962 $58,361 2.8% 8.7% $270,281 419 2.3% 10.3% 0 Sources: US Census Bureau, Bureau of Labor Statistics, Zillow, CoStar Compared to the national unemployment rate of 3.6% in March 2022, median home value of $337,560 (1) As of March 31, 2022; Underwriting for 2022 acquisitions (2) Total units in housing structures with 5+ units per US Census Bureau (3) As of February 2022 (4) As of 3/31/2021 (5) Q1 2022 average from CoStar (6) Bismarck rent growth and vacancy used as a proxy for Minot (7) Referenced as ND Market in filings (8) Referenced as Other Mountain West in filings

centerspacehomes.com 17 Jeffrey P. Caira Since 2015 Michael T. Dance Since 2016 Mark O. Decker Jr. Since 2017 Emily Nagle Green Since 2018 Linda J. Hall Since 2011 John A. Schissel Since 2016 Mary J. Twinem Since 2018 BEST-IN-CLASS GOVERNANCE D i s c i p l i n e d , F o c u s e d , D i v e r s e Executive Management Team Mark O. Decker, Jr. PRESIDENT AND CEO Bhairav Patel EVP AND CFO Anne Olson EVP AND COO CSR rated ISS’s top score of 1 - indicating highest quality corporate governance practices and lowest governance risk Rodney Tyson- Jones Since 2022

centerspacehomes.com 18 Value-add opportunities across the portfolio implement ESG initiatives to further green in our portfolio by conserving water, reduce energy waste and implement environmentally friendly alternatives when able. ESG considerations include: • LED lighting • ENERGY Star rated appliances • Updated countertops • Updated cabinetry • Low-VOC paint • Cradle To Cradle flooring • Pollinator-friendly landscape ESG HIGHLIGHTS C o n s i d e r i n g o u r E n v i r o n m e n t a l , S o c i a l a n d C o r p o r a t e G o v e r n a n c e I m p a c t s a n d O p p o r t u n i t i e s i s C o r e t o o u r B u s i n e s s Environmental All communities are ENERY STAR Portfolios Utilize WasteX waste management across the portfolio Social Contributed to more than 25 organizations in 2021 Maintain a strong Diversity, Equity, and Inclusion committee Named Top Workplace for 2021 by the Minneapolis Star Tribune Governance Maintain a Supermajority Independent Board with 87.5% of our board members being independent Senior leadership team is 55.6% female Environmentally Focused Value-Add Program

centerspacehomes.com 19 INVESTMENT HIGHLIGHTS Best-In-Class Governance

centerspacehomes.com 20 APPENDIX

centerspacehomes.com 21 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations We use the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: depreciation and amortization related to real estate; gains and losses from the sale of certain real estate assets; and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Due to the limitations of the Nareit FFO definition, we have made certain interpretations in applying this definition. We believe that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit's FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT's main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. We believe that FFO, which is a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding our operating performance, primarily because its calculation excludes depreciation and amortization expense on real estate assets, thereby providing an additional perspective on our operating results. We believe that GAAP historical cost depreciation of real estate assets is not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. The exclusion in Nareit’s definition of FFO of impairment write-downs and gains and losses from the sale of real estate assets helps to identify the operating results of the long-term assets that form the base of our investments, and assists management and investors in comparing those operating results between periods. While FFO is widely used by us as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of sufficient cash flow to fund all of our needs or our ability to service indebtedness or make distributions. Core Funds from Operations ("Core FFO") is FFO as adjusted for non-routine items or items not considered core to our business operations. By further adjusting for items that are not considered part of our core business operations, we believe that Core FFO provides investors with additional information to compare our core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. Core FFO is a non-GAAP and non-standardized measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

centerspacehomes.com 22 RECONCILIATION TO NON-GAAP MEASURES

centerspacehomes.com 23 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain on litigation settlement, and gain/ loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or nonoperating gains and losses. Adjusted EBITDA is a non-GAAP measure and should not be considered a substitute for operating results determined in accordance with GAAP.